UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2008

UNITED INSURANCE HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52833	75-3241967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Central Avenue, Suite 900 St. Petersburg, FL	33701
(Address of Principal Executive Offices)	(Zip Code)

(727) 895-7737

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2008, (the “Form 8-K”) by United Insurance Holdings Corp. (the “Company”) amends and restates the Item 4.01 disclosure set forth under Item 5 of the Company’s Quarterly Report on Form 10Q (“Form 10Q”) filed with Securities and Exchange Commission (“the Commission”) on November 14, 2008, to include Exhibit 16.1. No other information in the Form 10-Q is amended hereby.

Item 4.01.	Changes in Registrant’s Certifying Accountant

On September 30, 2008, United Subsidiary Corp., a Florida corporation (“Merger Sub”) and wholly owned subsidiary of FMG Acquisition Corp., a Delaware corporation (“FMG”), consummated a merger with and into United Insurance Holdings, L.C., a Florida limited liability company (“UIH”), with UIH remaining as the surviving entity (the “Merger”). In connection with the Merger, FMG changed its name from “FMG Acquisition Corp.” to “United Insurance Holdings Corp” (“UIHC”).

The Merger was treated as a reverse acquisition and recapitalization for accounting purposes and, as such, the historical financial statements of the accounting acquirer, UIH, will become the historical financial statements of UIHC. DeMeo, Young, McGrath (“DYM”) was the independent auditor that audited UIH’s financial statements for the fiscal years ended December 31, 2007 and 2006, and Rothstein Kass & Company (“RKCO”) was the independent auditor that audited and reviewed FMG’s financial statements for the fiscal year ended December 31, 2007 and the fiscal quarters ended March 31, 2008 and June 30, 2008, respectively. On November 10, 2008, UIHC (with the approval of its Board of Directors) dismissed RKCO as its independent registered public accounting firm and formally engaged DYM to be UIHC’s independent registered public accounting firm for the fiscal year ending December 31, 2008 and to complete a review of UIHC’s Form 10-Q for the quarterly period ended September 30, 2008, which will contain only the financial results of UIH because the quarterly period ended on the day the reverse acquisition was completed.

(1) RKCO was the independent registered public accounting firm that audited and reviewed FMG’s financial statements for the fiscal year ended December 31, 2007 and the fiscal quarters ended March 31, 2008 and June 30, 2008, respectively. FMG engaged RKCO to be the independent registered public accounting firm for United for the year ending December 31, 2008. In connection with the closing of the Merger, on November 10, 2008, UIHC’s Board of Directors (i) dismissed RKCO as its independent registered public accounting firm and (ii) formally engaged DYM to be UIHC’s independent registered public accounting firm for the fiscal year ending December 31, 2008 and to complete a review of UIHC’s Form 10-Q for the quarterly period ended September 30, 2008, which will contain only the financial results of UIH since the quarterly period ended on the day the reverse acquisition was completed. DYM was the independent auditor that audited UIH’s financial statements for the fiscal years ended December 31, 2007 and 2006. RKCO’s report on FMG’s financial statements for the fiscal year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope, or accounting principles. In addition, since May 22, 2007 (inception) through November 10, 2008, (i) there were no disagreements with RKCO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of RKCO, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided the accounting firm with a copy of the foregoing statements and requested that such firm furnish the Company with a letter addressed to the Commission stating whether or not it agrees with such statements and, if it does not agree, the respects in which it does not agree. A copy of the such letter, dated November 24, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(2) As noted above in paragraph (1), on November 10, 2008, UIHC’s Board of Directors formally engaged DYM to be UIHC’s independent registered public accounting firm for the fiscal year ending December 31, 2008 and to complete a review of UIHC’s Form 10-Q for the quarterly period ended September 30, 2008. DYM was the independent registered public accounting firm that audited UIH’s financial statements for the fiscal years ended December 31, 2007 and 2006. During the fiscal year ended December 31, 2007 and during the transition period through November 10, 2008, UIHC did not consult with DYM with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that was rendered on FMG’s financial statements or the type of audit opinion that might be rendered on UIHC’s financial statements; or (iii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K. During the fiscal years ended December 31, 2007 and 2006 and during the transition period through November 10, 2008, UIH did not consult with DYM with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that was rendered on UIH’s financial statements or the type of audit opinion that might be rendered on UIHC’s financial statements; or (iii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description
16.1	Letter of Rothstein, Kass & Company, P.C. dated November 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

UNITED INSURANCE HOLDINGS CORP.

By:	/s/ Nicholas W. Griffin
Name:	Nicholas W. Griffin
Title:	Chief Financial Officer

Date: November 24, 2008

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Rothstein, Kass & Company, P.C. dated November 24, 2008.